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Exhibit 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

1.
The undersigned are the Chief Executive Officer and the Chief Financial Officer of Western Gas Resources, Inc. ("Western Gas Resources"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K/A of Western Gas Resources for the fiscal year ended December 31, 2003.

2.
We certify that such Annual Report on Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K/A fairly represents, in all material respects, the financial condition and results of operations of Western Gas Resources.

This Certification is executed as of September 29, 2004.

/s/ PETER A. DEA Peter A. Dea, Chief Executive Officer and President
/s/ WILLIAM J. KRYSIAK William J. Krysiak, Executive Vice President and Chief Financial Officer

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CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002